UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2022

TIMBER PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37411	59-3843182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 Allen Road, Suite 401

Basking Ridge, NJ 07920

(Address of principal executive offices)

Registrant’s telephone number, including area code: (908) 636-7160

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	TMBR	The NYSE American, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Timber Pharmaceuticals, Inc. (the “Company”), a clinical-stage biopharmaceutical company focused on the development and commercialization of treatments for orphan dermatologic diseases, is providing an update on its clinical development programs.  In light of recent market developments regarding TMB-002, the Company has completed its strategic evaluation and will be prioritizing the advancement of its lead product candidate TMB-001 (topical isotretinoin) for the treatment of moderate to severe subtypes of congenital ichthyosis (CI). It expects to initiate a Phase 3 clinical trial in the second quarter of 2022.

Earlier this month, Nobelpharma America LLC announced that its sirolimus topical gel for facial angiofibromas associated with tuberous sclerosis complex (TSC) had been approved by the U.S. Food and Drug Administration (FDA).  Nobelpharma’ s formulation has orphan drug status for this indication. As the Company’s product TMB-002, a topical rapamycin cream, is intended for treatment of the same indication, the Company does not intend to proceed with a pivotal Phase 3 clinical trial of TMB-002 in facial angiofibromas at this time, but instead may evaluate potential strategic opportunities for the asset in markets outside of the U.S. and/or other indications.

“We are encouraged by the growing interest in addressing orphan dermatologic diseases and the clinical success that TMB-001 has shown to date. TMB-001 has the potential to be the first FDA approved therapy for Congenital Ichthyosis and to significantly improve the lives of patients suffering from this condition. Therefore, we are focusing our resources behind this program in order to advance its development as quickly as possible. We are focused on launching the Phase 3 ASCEND study evaluating TMB-001 in CI within the next 60 days, following positive top-line results from our Phase 2b CONTROL study and the successful completion of an end-of-Phase 2 meeting with the FDA,” said John Koconis, Chairman and Chief Executive Officer of Timber.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Timber Pharmaceuticals, Inc.

Date: April 25, 2022	By:	/s/ John Koconis
	Name:	John Koconis
	Title:	Chief Executive Officer and Chairman of the Board